UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 5, 2004



                              SBS Interactive, Co.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)




           Florida                     0-28363                  65-0705830
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (416) 223-9293


                                 Not applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01   Entry into a Material Definitive Agreement.

     On August 5, 2004, (the "Closing Date"), SBS Interactive, Co. (the "Company") completed a private sale of units. The units consisted of one share of the Company's common stock and warrants to purchase two shares of the Company's common stock at exercise prices of $1.00 and $1.25, respectively. The final price per unit was $0.40 after being reset pursuant to the Common Stock Purchase Agreement. The Company sold 1,250,000 units and at the closing received $500,000 in gross proceeds.

     The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration. According to the terms of the stock purchase agreement, the Company is required to file a registration statement to register the shares of common stock and the shares of common stock underlying the warrants by October 19, 2004, and the registration statement must be declared effective by January 2, 2005. If the Company fails to file the registration statement or if the registration statement is not declared effective in accordance with the terms of the stock purchase agreement, the Company will be required to pay to each investor a cash payment of 1% of the purchase price paid by the investor. If such failure continues for more than 30 days, the Company must pay to each investor a cash payment equal to another 1% of the purchase price. If such failures continue thereafter, the Company is required to pay to each investor a cash payment equal to 2% of the purchase price per month until the failure is cured or August 4, 2005, whichever occurs first.



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     This announcement is not an offer to sell the Company's securities and any opportunity to participate in the private placement was available to a very limited group of investors.

     The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Common Stock Purchase Agreement and Warrant which are filed as Exhibits to this report and are incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information

          Not applicable.

     (c)  Exhibits

          Exh. No.          Description
          --------          -----------

          10.1              Form of Common Stock Stock Purchase Agreement

          10.2              Form of Warrant





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2004              SBS INTERACTIVE, CO.

                                    By: /s/ Todd Gotlieb
                                       -----------------------------------------
                                       Todd Gotlieb
                                       President



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